EXHIBIT 13.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Fomento Económico Mexicano, S.A.B. de C.V. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2006 of the Company fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 28, 2007	/s/ José Antonio Fernández Carbajal
José Antonio Fernández Carbajal
Chief Executive Officer

Dated: June 28, 2007	/s/ Javier Astaburuaga Sanjines
Javier Astaburuaga Sanjines
Chief Financial Officer